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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2002

CAREER EDUCATION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23245	36-3932190
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600
Hoffman Estates, Illinois 60195
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 781-3600

Item 5. Other Events and Regulation FD Disclosure.

        On May 28, 2002, the Registrant issued the press release attached as Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

    99.1    Press Release of Registrant, dated May 28, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2002

CAREER EDUCATION CORPORATION
By:	/s/ PATRICK K. PESCH Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated May 28, 2002.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index